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                                                                   EXHIBIT 23.1

                       INDEPENDENT ACCOUNTANTS' CONSENT

The Board of Directors
ATP Oil & Gas Corporation:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


Houston, Texas                             /s/KPMG LLP
September 15, 2000